UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2006
CIVITAS BANKGROUP, INC.
(Exact name of registrant as specified in charter)

Tennessee	000-27393	62-1297760
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)
(615) 263-9500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 19, 2006, Civitas BankGroup, Inc. issued a press release announcing its earnings results for the fourth quarter and year ended December 31, 2005, the text of which is set forth in Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
     On January 19, 2006, Civitas BankGroup, Inc. issued a press release announcing its earnings results for the fourth quarter and year ended December 31, 2005, the text of which is set forth in Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated January 19, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Lisa Musgrove
Lisa Musgrove
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: January 19, 2006

EXHIBIT INDEX

99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated January 19, 2006.

4